EXHIBIT 10.6

USF CORPORATION
FIRST AMENDMENT TO CREDIT AGREEMENT

     This First Amendment to Credit Agreement (herein, the “Amendment”) is entered into as of December 15, 2004, among USF Corporation (formerly known as USFreightways Corporation), a Delaware corporation (the “Borrower”), the lenders party hereto and Harris Trust and Savings Bank, as Administrative Agent (the “Administrative Agent”).

PRELIMINARY STATEMENTS

     A. The Borrower, the lenders party thereto and the Administrative Agent entered into a certain Credit Agreement, dated as of October 24, 2002 (the “Credit Agreement”). All capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.

     B. The Borrower has requested that the Lenders make certain amendments to the Credit Agreement, and the Lenders are willing to do so under the terms and conditions set forth in this Amendment.

     Now, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. AMENDMENTS.

     Subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

     1.1. Section 4.1 of the Credit Agreement is hereby amended by inserting the following new defined terms in proper alphabetical order:

     “Accounts Receivable” means and includes all of the Borrower’s and the Guarantors’ presently existing and hereafter arising or acquired accounts, accounts receivable, and all present and future rights of the Borrower and the Guarantors to payment for goods sold or leased or for services rendered including finance charges related thereto, whether or not they have been earned by performance, and all rights in any merchandise or goods which any of the same may represent, and all rights, title, security, guaranties and related assets (including without limitation, books and records) with respect to each of the foregoing, including, without limitation, any right of stoppage in transit and all obligations and other proceeds with respect to any of the foregoing.

     “Permitted Receivables Financing” means (i) a sale or other transfer by the Borrower or any Guarantor to a SPV of Accounts Receivable for fair market value and without recourse (except for limited recourse typical of such structured finance transactions), and/or (ii) a sale, pledge or other transfer by a SPV to any Person (including another SPV) in a transaction in which purchasers or other investors purchase, make loans secured by, or are otherwise transferred such Accounts Receivable or interests in such Accounts Receivable.

     “Receivables Facility Attributed Indebtedness” means the amount of obligations outstanding under a receivables purchase facility on any date of determination that would be characterized as principal if such facility were structured as a secured lending transaction rather than as a purchase, whether such obligations constitute on-balance sheet indebtedness or an off-balance sheet liability.

     “SPV” means any special purpose entity established for the purpose of purchasing receivables in connection with a receivables securitization transaction permitted under the terms of this Agreement.

     1.2. The defined term “Significant Subsidiary” appearing in Section 4.1 of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

     “Significant Subsidiary” means any Subsidiary of the Borrower (other than USF Worldwide Inc. and any SPV) which has Total Assets which equal or exceed 3% of the Consolidated Total Assets of the Borrower and its Subsidiaries.

     1.3. The defined term “Subsidiary” appearing in Section 4.1 of the Credit Agreement is hereby amended by inserting at the end thereof the following: “Notwithstanding the foregoing, the term “Subsidiary” shall include, without limitation, any SPV.

     1.4. Section 7.7(h) of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

     (h) Liens on Accounts Receivable that are the subject of a Permitted Receivables Financing (and the related property that would ordinarily be subjected to a Lien in connection therewith, such as proceeds, records, lock-boxes, lock-box accounts and rights under related agreements); and

     1.5. Section 7.8 of the Credit Agreement is hereby amended by deleting the phrase “this Section 7.8 shall not prohibit any” beginning in the seventh line thereof and inserting in its place the phrase “this Section 7.8 shall not prohibit any acquisition or purchase of stock or other ownership interest of any SPV in connection with any Permitted Receivables Financing or any other”.

     1.6. Section 7.9(a) of the Credit Agreement is hereby amended by inserting the phrase “to any SPV in connection with any Permitted Receivables Financing or” immediately after the phrase “if made by the Borrower or any of its Wholly-owned subsidiaries” beginning in the seventh line thereof.

     1.7. Section 7.9(b) of the Credit Agreement is hereby amended in its entirety and as so amended shall read as follows:

     (b) The Borrower will not and will not permit any Guarantor to, sell, pledge or otherwise transfer any Accounts Receivables as a method of financing unless the aggregate amount of Receivables Facility Attributed Indebtedness incurred in connection with such financing shall not exceed $150,000,000.

     1.8. Section 7.13 of the Credit Agreement is hereby amended by inserting the phrase “SPVs and” immediately after the phrase “other than with” in the parenthetical phrase in the third line thereof.

     1.9. Section 7.18 of the Credit Agreement is hereby amended by inserting after the phase “Except as provided herein” appearing in the first line thereof the following: “or in connection with a Permitted Receivables Financing. ”

     1.10. Schedule 5.2 of the Credit Agreement is hereby amended in its entirety and as so amended shall read as set forth on Schedule 5.2 to this Amendment.

SECTION 2. EFFECTIVENESS.

     This Amendment shall become effective when counterparts hereof executed on behalf of the Borrower, Guarantors and the Required Lenders shall have been received by the Administrative Agent.

SECTION 3. REPRESENTATIONS.

     In order to induce the Lenders to execute and deliver this Amendment, the Borrower hereby represents to the Lenders that as of the date hereof the representations and warranties set forth in Section 5 of the Credit Agreement are and shall be and remain true and correct and the Borrower is in compliance with the terms and conditions of the Credit Agreement and no Default or Event of Default has occurred and is continuing under the Credit Agreement or shall result after giving effect to this Amendment.

SECTION 4. MISCELLANEOUS.

     4.1. Except as specifically amended herein, the Credit Agreement shall continue in full force and effect in accordance with its original terms. Reference to this specific Amendment need not be made in the Credit Agreement, the Notes, or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to or with respect to the Credit Agreement, any reference in any of such items to the Credit Agreement being sufficient to refer to the Credit Agreement as amended hereby.

     4.2. The Borrower agrees to pay on demand all costs and expenses of or incurred by the Bank in connection with the negotiation, preparation, execution and delivery of this Amendment, including the fees and expenses of counsel for the Bank.

     4.3. This Amendment may be executed in any number of counterparts, and by the different parties on different counterpart signature pages, all of which taken together shall constitute one and the same agreement. Any of the parties hereto may execute this Amendment by signing any such counterpart and each of such counterparts shall for all purposes be deemed to be an original. This Amendment shall be governed by the internal laws of the State of Illinois.

     This First Amendment to Credit Agreement is entered into as of the date and year first above written.

USF CORPORATION (formerly known as USFreightways Corporation)

By: /s/ Chester J. Popkowski
Name: Chester J. Popkowski
Title: Vice President, Finance and Internal Audit, Treasurer

USF DISTRIBUTION SERVICES INC., as a Guarantor
USF GLEN MOORE INC., as a Guarantor
USF LOGISTICS SERVICES INC., as a Guarantor
USF PROCESSORS INC., as a Guarantor

By: /s/ Richard C. Pagano
Name: Richard C. Pagano
Title: Secretary

USF BESTWAY INC., as a Guarantor
USF DUGAN INC., as a Guarantor
USF HOLLAND INC., as a Guarantor
USF REDDAWAY INC., as a Guarantor
USF RED STAR INC., as a Guarantor

By: /s/ Richard C. Pagano
Name: Richard C. Pagano
Title: Assistant Secretary

HARRIS TRUST AND SAVINGS BANK,
individually and as Administrative Agent

By_________________________
     Name_____________________
     Title______________________

SUNTRUST BANK

By_________________________
     Name_____________________
     Title______________________

THE BANK OF TOKYO-MITSUBISHI, LTD.,
CHICAGO BRANCH

By_________________________
     Name_____________________
     Title______________________

LASALLE BANK NATIONAL ASSOCIATION

By_________________________
     Name_____________________
     Title______________________

U.S. BANK NATIONAL ASSOCIATION

By_________________________
     Name_____________________
     Title______________________

COMERICA BANK

By_________________________
     Name_____________________
     Title______________________

FIFTH THIRD BANK (CHICAGO), a Michigan
banking corporation

By_________________________
     Name_____________________
     Title______________________

the northern trust company

By_________________________
     Name_____________________
     Title______________________

pnc bank national association

By_________________________
     Name_____________________
     Title______________________

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